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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                ---------------




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of earliest event reported: April 30, 2002
                                  --------------


                       WEST PHARMACEUTICAL SERVICES, INC.

                                  --------------

               (Exact name of registrant as specified in charter)




     Pennsylvania                   1-8036                     23-1210010
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

                                ---------------

       101 Gordon Drive, P.O. Box 645, Lionville, Pennsylvania 19341-0645
       -------------------------------------------------------------------
       (Address of Principal Executive Offices)                (Zip Code)


                                 (610) 594-2900
                                 --------------
              (Registrant's telephone number, including area code)




                             ---------N/A--------
          (Former name or former address, if changed since last report)






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




Item 5.      Other Events and Regulation FD Disclosure.

         The Company's press release dated April 30, 2002, included as Exhibit 99.1, is incorporated herein by reference.




Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits:
                  Exhibit #    Description

                  99.1 West Pharmaceutical Services, Inc. Press Release, dated April 30, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    WEST PHARMACEUTICAL SERVICES, INC.



Date:  May 1, 2002                 By:    /s/ J.R. Gailey
                                          -------------------------------
                                          John R. Gailey III
                                          Vice President, General Counsel
                                          and Secretary

                                  EXHIBIT INDEX




99.1    West Pharmaceutical Services, Inc. Press Release, dated April 30, 2002.

                                                                  Exhibit 99.1

Contacts:                               Investors:                       Media:
--------                                -----------                      ------
West Pharmaceutical Services, Inc.    2. Morgen-Walke Associates       3. Schwartz Communications

Michael A. Anderson                      Theresa Vogt/Lanie Fladell       II.Shoba Vaitheeswaran
Vice President and Treasurer             (212) 850-5600                   781-684-0770
(610)594-3345                                                             westpharma@schwartz-pr.com



 DONALD E. MOREL, JR. NAMED WEST PHARMACEUTICAL SERVICES CHIEF EXECUTIVE OFFICER
                     William G. Little Continues as Chairman


     LIONVILLE,  PA,  April  30,  2002  -  West  Pharmaceutical  Services,  Inc.
(NYSE:WST) today announced, effective immediately, the promotion of Donald E. Morel, Jr., Ph.D., 44, to Chief Executive Officer. Dr. Morel has served as West's President and Chief Operating Officer since May 2001 and will retain the title of President. Morel succeeds William G. Little, who will continue as Chairman of the Board until his retirement in the spring of 2003. Mr. Little, who joined West as CEO in 1991, will play a continuing role in the Company's business planning process, assist with management transition issues and devote time to specific projects assigned by the Company's board of directors.

     Dr. Morel began his career at West in 1992 as Vice President, Scientific Services, responsible for global research and development activities. Subsequently he held a number of key executive positions. From 1998 to 1999 he served as Group President in charge of worldwide operations for the Company's core components business. In 1999, he was appointed Division President, Drug Delivery Systems, and in May 2001 became President and Chief Operating Officer. Dr. Morel was elected to the Company's Board of Directors in March 2002.

     Mr. Little commented, "West Pharmaceutical Services is now well positioned to become a leading drug delivery company. I have every confidence that Don and the management team will effectively execute our corporate strategy and bring value to our shareholders."

     Dr. Morel stated, "Our product pipelines and growth prospects for both the Pharmaceutical Systems and Drug Delivery Systems divisions have never been stronger. I am extremely excited about this opportunity and look forward to working with our excellent management team as we continue to grow our businesses and expand our profitability in 2002 and beyond."

     West Pharmaceutical Services, Inc. (West) is a global pharmaceutical technology company that applies proprietary materials science, formulation research and manufacturing innovation to advance the quality, therapeutic value, development speed and rapid market availability of pharmaceuticals, biologics, vaccines and consumer healthcare products. West is the world's premiere provider of standard-setting systems and device components for parenterally administered medicines and an emerging leader in the development of advanced formulation technologies for the transmucosal delivery of drugs. Internationally headquartered in Lionville, Pennsylvania, West supports its partners and customers from 50 locations throughout North America, South America, Europe, Mexico, Japan, Asia and the Pacific and Australia. For more information, visit West at www.westpharma.com.